UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 8, 2020

NORDSTROM, INC.

(Exact name of registrant as specified in its charter)

Washington	001-15059	91-0515058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1617 Sixth Avenue, Seattle, Washington	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (206) 628-2111

Inapplicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common stock, without par value	JWN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01	Other Events

Update on COVID-19

Nordstrom, Inc. (“Nordstrom,” “we,” “us,” “our,” or the “Company”) today announced updates of the impacts on its business relating to the novel coronavirus (COVID-19). The global crisis resulting from the spread of COVID-19 has had a substantial impact on the Company’s business. While it is impossible to estimate the duration or negative financial impact of the COVID-19 pandemic on the business, we expect our results for the quarter ending May 2, 2020 and beyond will be adversely impacted in a significant manner.

On March 23, 2020, the Company announced that it would be taking several steps in an abundance of caution to proactively strengthen its financial flexibility and navigate through this unprecedented situation. Specifically, the Company suspended its quarterly dividend beginning in the second quarter of 2020, drew down $800 million on its Revolving Credit Facility, targeted further reductions of more than $500 million in operating expenses, capital expenditures, and working capital, and suspended share repurchases.

The Company has temporarily closed all physical stores to the public without a firm date on when those stores will reopen. A majority of the Company’s workforce has been furloughed or assigned zero hours of work, although any or all of such employees may be called back to return to work at any time as the circumstances permit. The Company is providing benefits through the end of May 2020 to all store employees impacted by the temporary store closures. Furloughed corporate employees will continue to receive enrolled benefits during their six week furlough that started on April 5, 2020. The Nordstrom Executive Leadership Group will forgo a part of their salary, and both Pete and Erik Nordstrom will decline their salary from April through September. Similarly, all members of the Company’s Board of Directors will forgo cash compensation for a six-month period.

The Company is unable to accurately predict the impact that COVID-19 will have on its operations going forward due to:

•	uncertainties which will be dictated by the length of time that such disruptions continue;

•	the currently unknowable duration of the COVID-19 pandemic;

•	the impact of governmental regulations that might be imposed in response to the pandemic;

•	potential changes in consumer behavior, including traffic through stores once they reopen; and

•	the deterioration in the economic conditions in North America, which potentially could have an impact on discretionary consumer spending.

While the Company continues to generate sales and clear excess inventory by fulfilling customer online orders from both its physical stores and its fulfillment centers, we are uncertain when we will be able to reopen our physical stores to customers. The longer our stores remain closed to the public, the greater impact it will have on our results of operations and financial condition, and if our physical locations remain closed to customers for an extended period of time our financial situation could become distressed.

Risks Due to Strategic and Operational Factors

The recent novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations.

In late 2019, COVID-19 was first detected in Wuhan, China. In March 2020, the World Health Organization declared COVID-19 a global pandemic, and governmental authorities around the world have implemented measures to reduce the spread of COVID-19. These measures have adversely affected workforces, customers, consumer sentiment, economies, and financial markets, and, along with decreased consumer spending, have led to an economic downturn in many of our markets. As a result of COVID-19, we have temporarily closed all physical stores without a firm date on when we will reopen. We provided ongoing pay and benefits to all store employees impacted by the temporary closures from March 17, 2020 through April 4, 2020, as well as benefits through the end of May 2020. We will require a smaller workforce to execute on the critical activities of our business during this time. As a result, we furloughed a portion of corporate employees for six weeks starting on April 5. Furloughed corporate employees will continue to receive enrolled benefits during the six week furlough. Due to the uncertainty of COVID-19, we will continue to assess the situation, including government imposed restrictions, market by market.

We are unable to accurately predict the impact that COVID-19 will have on our operations going forward due to uncertainties which will be dictated by the length of time that such disruptions continue, which will, in turn, depend on the currently unknowable duration of the COVID-19 pandemic and the impact of governmental regulations that might be imposed in response to the pandemic. Numerous state and local jurisdictions have imposed, and others in the future may impose, shelter-in-place orders, quarantines, executive orders and similar government orders and restrictions for their residents to control the spread of COVID-19. Such orders or restrictions, have resulted in temporary store closures, work stoppages, slowdowns and delays, travel restrictions and cancellation of events, among other effects, thereby negatively impacting our operations. In addition, we expect to be impacted by the deterioration in the economic conditions in North America, which potentially could have an impact on discretionary consumer spending. However, while it is premature to accurately predict the ultimate impact of these developments, we expect our results for the quarter ending May 2, 2020 and beyond will be adversely impacted in a significant manner.

To the extent the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of the other risks described in this “Risk Factors” section, such as those relating to our high level of indebtedness, our need to generate sufficient cash flows to service our indebtedness, and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

Our inability to successfully execute our customer strategy or evolve our business model could negatively impact our business and future profitability and growth.

The retail environment is rapidly evolving. Customer shopping preferences continue to shift, including to digital channels, reducing traffic in malls, as well as the emergence of rental and recommerce companies and other brands that are not traditional retailers. In this changing landscape, we continue to focus on better serving our customers through our three strategic pillars: providing a compelling product offering, delivering exceptional services and experiences, and leveraging the strength of the Nordstrom brand. Our customer strategy focuses on providing a differentiated and seamless experience in a digital world across all Nordstrom businesses, including mobile and social channels. Our “One Nordstrom” model, in which engagement across our four boxes of Full-Price, Off-Price, Stores and Digital encourages more visits and more spend, allows for our company as a whole to be greater than the sum of the parts. Our market strategy is an example of this where we bring all of our assets together in one market to serve customers when, where and how they want by connecting physical and digital assets.

Our focus on the customer will require us to execute new supply chain capabilities and enhance existing ones, develop applications for electronic devices, improve customer-facing technology, deliver digitally purchased products timely, enhance inventory management systems and allow greater and more fluid inventory availability between digital and retail locations through our market strategy. In addition, these strategies will require further expansion and reliance on data science and analytics. This business model has a highly variable cost structure driven by fulfillment and marketing costs and will continue to require investments in cross-channel operations and supporting technologies.

If we do not successfully implement our customer strategy, including thoroughly understanding and delivering on our customer needs and wants, effectively integrating our stores and digital channels and scaling our market strategy, expanding our supply chain initiatives, and efficiently getting product to our customers, we may fall short of our customers’ expectations, impacting our brand, reputation, profitability and growth.

Our business could suffer if we do not appropriately assess and react to competitive market forces and changes in customer behavior.

We compete with other international, national, regional and local retailers, including internet-based businesses, omni-channel department stores, specialty stores, off-price stores and boutiques, which may carry similar lines of merchandise. Digital channels continue to facilitate comparison shopping, intensifying competition in the retail market, and marketing digitally is controlled by a few key platforms. If we fail to adequately anticipate and respond to customer and market dynamics, we may lose market share or our ability to remain competitive, causing our sales and profitability to suffer. If the efficiency and allocation of loyalty marketing, advertising and promotional campaigns that attract customers through various programs and media, including digital media and print, is unsuccessful in influencing consumer behavior in our stores and digital channels, or if our competitors are more effective with their programs than we are, our growth and profitability could suffer. We also may not gather accurate and relevant data or effectively utilize that data, which may impact our strategic planning, marketing and loyalty programs and our overall decision making. In addition, if we do not efficiently scale our business, or if customers shift to digital channels at a different pace than we anticipate, we may need to quickly modify our initiatives and investments in our store and digital environments, or in our Full-Price and Off-Price businesses to accommodate changes in consumer behavior and expectations, which may adversely impact our growth and profitability.

Our customer relationships and sales may be negatively impacted if we do not anticipate and respond to consumer preferences and fashion trends or manage inventory levels appropriately.

Our ability to predict or respond to constantly changing fashion trends, consumer preferences and spending patterns significantly impacts our sales and operating results. In addition, we expanded our brand partnership model, including strategic brands, recommerce, wholesale, and vertical brands, to curate an assortment that offers newness. If we do not identify and respond to emerging trends in consumer spending and preferences quickly enough, identify the right partners that align with our customer strategy, or develop, evolve, and retain our team’s talent, mindset and technical skills to support changing operating models, we may harm our ability to retain our existing customers or attract new customers. Ensuring we optimize our inventory and improve the planning and management of inventory through use of data and analytics is critical to serving the customer, driving growth and maximizing profitability. If we purchase too much inventory, we may be forced to sell our merchandise at lower average margins, which could harm our business. Conversely, if we fail to purchase enough merchandise, we may lose opportunities for additional sales and potentially harm relationships with our customers.

The investment in existing and new locations may not achieve our expected returns.

The locations of our existing stores, planned store openings and relocations and Supply Chain Network facilities are assessed based upon desirability, demographics and retail environment. In particular, we are expanding our market strategy, where we leverage and connect our physical and digital assets in one market to seamlessly serve our customer, and select physical locations to create synergies between our stores and our Supply Chain Network. Additionally, we must equip our locations with the proper processes, technology and tools for timely and accurate fulfillment and inventory replenishment. This involves certain risks, including properly balancing our capital investments between new stores, relocations, remodels, fulfillment capabilities, technology and digital channels, assessing the suitability of locations, in new domestic and international markets, and constructing, furnishing and supplying a store or facility in a timely and cost-effective manner, which may be affected by the actions of third parties, including but not limited to private entities and local, state or federal regulatory agencies.

Customers’ expectations regarding speed of delivery are evolving. If we do not effectively integrate our physical and digital assets as part of our market strategy, or select locations to optimize our market strategy, we could incur significantly higher costs and shipping times that do not meet customer expectations, which in turn could have a material adverse effect on our business. Particularly in light of the changing trends between digital and brick-and-mortar shopping channels, sales at our stores or through our digital channels may not meet projections, which could adversely affect our return on investment. If we do not properly allocate capital expenditures between locations, or maintain them properly, customer expectations may not be met and we may lose sales.

Even if we take appropriate measures to use or safeguard our information, network and environment from security breaches, our customers, employees and business could still be exposed to risk.

Nordstrom, our subsidiaries and third-party providers access, collect, store and transmit sensitive and confidential Company, customer, and employee data and information, including consumer preferences and credit card information, all of which are subject to demanding and constantly changing privacy and security laws and regulations. A number of jurisdictions where we do business have enacted or are considering new privacy and data protection laws which impact our responsibilities with respect to this data, such as the California Consumer Privacy Act.

We have taken measures to help prevent a breach of our information and comply with cybersecurity requirements by implementing safeguards and procedures designed to protect the security, confidentiality and access of such information. In addition, where possible, we require our third-party providers to implement administrative, physical and technical safeguards and procedures. We, and several of our vendors, have suffered breaches of our cybersecurity in the past and are at risk for such breaches in the future.

Any measures we or our third-party providers have implemented to prevent intentional or inadvertent information security breaches may not be completely effective. Security breaches and cyber incidents and their remediation, whether at Nordstrom, our third-party providers or other retailers, could expose us to a risk of loss or unauthorized release of customer, employee or Company confidential information, litigation, investigation, regulatory enforcement action, penalties and fines, orders to stop any alleged noncompliant activity, information technology system failures or network disruptions, increased cyber-protection and remediation costs, financial losses, potential liability, or loss of customers’, employees’ or third-party providers’ trust and business, any of which could adversely impact our reputation, competitiveness and financial performance. Concerns about our practices with regard to the collection, use, retention, security or disclosure of personal information or other privacy-related matters, even if unfounded, could damage our reputation and adversely affect our operating results.

Our business may be impacted by information technology system failures or network disruptions.

Our ability to transact with customers and operate our business depends on the efficient operation of various information systems, including data centers, hardware, software and applications, to manage certain aspects of our Company, including store and online transactions, logistics and communication, inventory and reporting systems. We seek to build quality systems, select reputable system vendors and implement procedures intended to enable us to protect our systems when we modify them. We test our systems to address vulnerabilities and train our employees regarding practices to protect the safety of our systems.

There are inherent risks associated with modifying or replacing systems, and with new or changed relationships, including accurately capturing and maintaining data, realizing the expected benefit of the change and managing the potential disruption of the operation of the systems as the changes are implemented. Potential issues associated with implementing technology initiatives and the time and resources required to optimize the benefits of new elements of our systems and infrastructure could reduce the efficiency of our operations in the short term.

If we encounter an interruption or deterioration in critical systems or processes or experience the loss of critical data, which may result from security or cybersecurity threats or attacks, natural disasters, accidents, power disruptions, telecommunications failures, acts of terrorism or war, computer viruses, physical or electronic break-ins or third-party or other disruptions, our business could be harmed or our digital activity may decrease because it is more difficult to use. Depending on the severity of the failure, our disaster recovery plans may be inadequate or ineffective. These events could also damage our reputation, result in loss of sales and be expensive to remedy.

Improvements to our merchandise buying and fulfillment processes and systems could adversely affect our business if not successfully executed.

Our business depends on accuracy throughout our product flow process. We are making investments to streamline and standardize our merchandise planning, procurement, allocation and fulfillment capabilities through changes in personnel, processes, location logistics and technology. If we encounter challenges associated with change management, inventory integrity and implementation of associated information technology or adoption of new processes, features or capabilities, our ability to continue to successfully execute our strategy or evolve our strategy with changes in the retail environment could be adversely affected. Or, if we are unable to maintain accurate, reliable and effective inventory tracking systems, it may result in canceled orders and we may not derive the expected benefits to our sales and profitability, or we may incur increased costs relative to our current expectations.

Our customer, employee and vendor relationships could be negatively affected if we fail to maintain our corporate culture and reputation.

We have a well-recognized culture and reputation that consumers may associate with a high level of integrity, customer service and quality merchandise, and it is one of the reasons customers shop with us and employees choose us as a place of employment. Any significant damage to our reputation, including damages arising from our business or privacy practices, or factors outside our control or on social media, could diminish customer trust, weaken our vendor relationships, reduce employee morale and productivity and lead to difficulties in recruiting and retaining qualified employees. Additionally, management may not accurately assess the impact of significant legislative changes, including those that relate to privacy, employment matters and health care, impacting our relationship with our customers or our workforce and adversely affecting our sales and operations.

If we do not effectively design and implement our strategic and business planning processes to attract, retain, train and develop talent and future leaders, our business may suffer.

We rely on the experience of our senior management, who have specific knowledge relating to us and our industry that is difficult to replace, to execute our business strategies and objectives. We have succession plans in place and our Board of Directors reviews these succession plans. If our succession plans do not adequately cover significant and unanticipated turnover, the loss of the services of any of these individuals, or any resulting negative perceptions of our business, could damage our reputation and our business.

Additionally, our success depends on the talents and abilities of our workforce in all areas of our business, especially personnel that can adapt to complexities and grow their skillset across the changing environment. Our ability to successfully execute our customer strategy depends on acquiring, developing and retaining qualified talent with diverse sets of skills. If we are unable to offer competitive compensation and benefits, appropriate training, or a compelling work environment, our culture may be adversely affected, our reputation may be damaged, and we may incur costs related to turnover.

Our program agreement with TD, or changes to that agreement, could adversely impact our business.

The program agreement with TD was consummated on terms that allow us to maintain customer-facing activities while TD provides Nordstrom-branded payment methods and payment processing services. If we fail to meet certain service levels, TD has the right to assume certain individual servicing functions including managing accounts and collection activities. If we lose control of such activities and functions, if we do not successfully respond to potential risks and appropriately manage potential costs associated with the program agreement with TD, or if these transactions negatively impact the customer service associated with our cards, resulting in harm to our business reputation and competitive position, our operations, cash flows and returns to shareholders could be adversely affected. The program agreement requires us to post collateral when at least two of the credit ratings of our unsecured debt fall below investment grade. As a result, a downgrade below investment grade that requires collateral support under that agreement would adversely affect our liquidity and cash flow position. If, upon expiration of our current program agreement in 2022, a new contract has less favorable terms, our results could be negatively impacted. If TD became unwilling or unable to provide these services or if there are changes to the risk management policies implemented under our program agreement with TD, our results may be negatively impacted. If we lose control over certain servicing functions and TD is unable to successfully manage accounts and collection activities, it may heighten the risk of credit losses.

Owning and leasing real estate exposes us to possible liabilities and losses.

We own or lease the land, buildings and equipment for all of our stores and certain of our supply chain network facilities and are therefore subject to all of the risks associated with owning and leasing real estate. In particular, the value of the assets could decrease, their operating costs could increase, or stores or the facilities may not be opened as planned due to changes in the real estate market, demographic trends, site competition, dependence on third-party performance or overall economic environment or may remain closed as a result of the COVID-19 pandemic. Additionally, we are potentially subject to liability for environmental conditions, exit costs associated with disposal of a store and commitments to pay base rent for the entire lease term or operate a store for the duration of an operating covenant. In addition, the invalidity of, or default or termination under, any of our leases may interfere with our ability to use and operate all or a portion of certain of our facilities, which may have an adverse impact on our operations and results.

If we fail to appropriately manage our capital, we may negatively impact our operations and shareholder return.

We utilize working capital to finance our operations, make capital expenditures and acquisitions, manage our debt levels and return value to our shareholders through dividends and share repurchases. Changes in the credit and capital markets, including market disruptions, limited liquidity and interest rate fluctuations, may increase the cost of financing or restrict access to a potential source of liquidity. A deterioration in our capital structure or the quality and stability of our earnings could result in noncompliance with our debt covenants or a downgrade of our credit rating, constraining the financing available to us. If our access to financing is restricted or our borrowing costs increase, our operations and financial condition could be adversely impacted. Further, if we do not properly allocate our capital to maximize returns, our operations, cash flows and returns to shareholders could be adversely affected.

The concentration of stock ownership in a small number of our shareholders may limit a shareholder’s ability to influence corporate matters and impact the price of our shares.

We have regularly reported in our annual proxy statements the holdings of members of the Nordstrom family, including Bruce A. Nordstrom, our former Co-President and Chairman of the Board, his sister Anne E. Gittinger and members of the Nordstrom family within our Executive Team. As of February 29, 2020, these individuals beneficially owned an aggregate of approximately 31% of our common stock. As a result, either individually or acting together, they may be able to exercise considerable influence over matters requiring shareholder approval, including the election of directors or other matters impacting our management or corporate governance. In addition, as reported in our periodic filings, our Board of Directors has from time to time authorized share repurchases. While these share repurchases may be offset in part by share issuances under our equity incentive plans and as consideration for acquisitions, the repurchases may nevertheless have the effect of increasing the overall percentage ownership held by these shareholders. The corporate law of the State of Washington, where the Company is incorporated, provides that approval of a merger or similar significant corporate transaction requires the affirmative vote of two-thirds of a company’s outstanding shares. The interests of these shareholders may differ from the interests of our shareholders as a whole, and the beneficial ownership of these shareholders may have the effect of discouraging offers to acquire us, delay or otherwise prevent a significant corporate transaction because the consummation of any such transaction would likely require their approval. As a result of any of these factors, the market price of our common stock may be affected.

Risks Due to Economic and External Market Factors

Our business has been and may continue to be materially and adversely affected by the spread of the novel coronavirus (COVID-19).

Many of our vendors either produce their products or source component parts of their products from areas affected by COVID-19. As a result, the business disruptions caused by the spread of COVID-19 may impact our ability to timely acquire the products we sell to our customers and our business may be adversely affected. In addition, public concern regarding the risk of contracting COVID-19 may itself materially and adversely affect our business when we re-open our stores, as customers may be unwilling to visit many of the high-traffic locations in which we operate our stores for fear of being exposed to the virus. Finally, COVID-19 has been found in the Seattle metropolitan area where we maintain our corporate headquarters and have a significant number of employees. We have taken decisive actions across our businesses to help protect employees, customers, and others in the communities we serve including in response to the increased impact from COVID-19. We have temporarily closed our corporate headquarters in Seattle, Washington, where employees that are still working are now telecommuting to work to comply with a shelter-in-place order. We also temporarily closed two of our distribution centers to comply with shelter-in-place orders. As of the date of this offering memorandum, all of our distribution centers have reopened. Our online commerce business continues to be available to customers. While this is expected to be temporary and it is premature to accurately predict the ultimate impact of these developments, we expect our results for the quarter ending May 2, 2020 and beyond will be adversely impacted in a significant manner. The disruption to the global economy and to our business, along with a sustained decline in our stock price, may lead to triggering events that may indicate that the carrying value of certain assets, including inventories, accounts receivables, long-lived assets, intangibles, and goodwill, may not be recoverable. The further spread of COVID-19, and the requirement to take action to limit the spread of the illness, has had, and may continue to have, a material adverse impact on global economic conditions, our business, results of operations and financial condition, including on our potential to conduct financings on terms acceptable to us, if at all.

Health concerns arising from the outbreak of a health epidemic or pandemic may have an adverse effect on our business.

In addition to COVID-19, our business could be materially and adversely affected by the outbreak of a widespread health epidemic or pandemic, including arising from various strains of avian flu or swine flu, such as H1N1, particularly if located in regions from which we derive a significant amount of revenue or profit. The occurrence of such an outbreak or other adverse public health developments could materially disrupt our business and operations. Such events could also significantly impact our industry and cause a temporary closure of stores and fulfillment centers, which could severely disrupt our operations and have a material adverse effect on our business, financial condition and results of operations.

Furthermore, other viruses may be transmitted through human contact, and the risk of contracting viruses could cause employees or customers to avoid gathering in public places, which could adversely affect store traffic or the ability to adequately staff stores. We could also be adversely affected if government authorities impose mandatory closures, seek voluntary closures, impose restrictions on operations of stores, or restrict the import or export of inventory. Even if such measures are not implemented and a virus or other disease does not spread significantly, the perceived risk of infection or health risk may adversely affect our business and operating results.

Our revenues and operating results are affected by the seasonal nature of our business and cyclical trends in consumer spending.

Our business, like that of other retailers, is subject to seasonal fluctuations and cyclical trends in consumer spending. Due to our Anniversary Sale in July and the holidays in the fourth quarter, our sales are typically higher in the second and fourth quarters than in the first and third quarters of the fiscal year. Any factor that negatively impacts these selling seasons could have an adverse and disproportionate effect on our results of operations for the entire year. To provide shareholders a better understanding of management’s expectations surrounding results, we provide public outlook on our expected operating and financial results for future periods comprised of forward-looking statements subject to certain risks and uncertainties.

A downturn in economic conditions and other external market factors could have a significant adverse effect on our business and stock price.

During economic downturns, including any potential impacts from COVID-19, fewer customers may shop in our stores and on our websites, particularly for our high quality and designer items, as these purchases may be seen as discretionary, and those who do shop may limit the amount of their purchases. This reduced demand may lead to lower sales, higher markdowns and an overly promotional environment or increased marketing and promotional spending.

Additionally, factors such as results differing from guidance, changes in sales and operating income in the peak seasons, changes in our market valuations, performance results for the general retail industry, announcements by us or our industry peers or changes in analysts’ recommendations may cause volatility in the price of our common stock and our shareholder returns.

Our stores located in shopping centers and malls may be adversely affected by any declines in consumer traffic of shopping centers and malls.

The majority of our stores are located within shopping centers and malls and benefit from the abilities that we and other anchor tenants have to generate consumer traffic. A substantial decline in shopping center traffic, the development of new shopping centers and malls, the lack of availability of favorable locations within existing or new shopping centers and malls, the success of individual shopping centers and malls and the success of other anchor tenants may negatively impact our ability to maintain or grow our sales in existing stores, as well as our ability to open new stores, which could have an adverse effect on our financial condition or results of operations.

Our business depends on third parties for the production, supply or delivery of goods, and a disruption could result in lost sales or increased costs.

Timely receipts of quality merchandise from third parties is critical to our business. Our process to identify qualified vendors and access quality products in an efficient manner on acceptable terms and cost can be complex. Violations of law with respect to quality and safety by our importers, manufacturers or distributors could result in delays in shipments and receipt of goods or damage our reputation, resulting in lost sales. These vendors may experience supply chain or port disruptions or other difficulties due to economic, political, environmental or epidemic conditions. The countries in which merchandise is manufactured could become subject to new trade restrictions, including increased customs restrictions, tariffs or quotas. Additionally, changes in tax and trade policies that impact the retail industry, such as increased taxation on imported goods, could have a material adverse effect on our business, results of operations and liquidity.

The results from our credit card operations could be adversely affected by changes in market conditions or laws.

Revenues earned under our program agreement with TD are indirectly subject to economic and market conditions that are beyond our control, including, but not limited to, interest rates, consumer credit availability, demand for credit, consumer debt levels, payment patterns, delinquency rates, employment trends, laws and other factors. Changes in these economic and market conditions could impair our revenues and profitability.

Our business and operations could be materially and adversely affected by severe weather patterns, natural disasters, widespread pandemics, epidemics and other natural or man-made economic, political or environmental disruptions.

Disruptions could cause, among other things, a decrease in consumer spending that would negatively impact our sales, staffing shortages in our stores, Supply Chain Network facilities or corporate offices, interruptions in the flow of merchandise to our stores, disruptions in the operations of our merchandise vendors or property developers, increased costs and a negative impact on our reputation and long-term growth plans. We have a significant amount of our total sales, stores and square footage in the west coast of the United States, particularly in California, where we have experienced earthquakes, wildfires and power outages and shortages that increase our exposure to any market-disrupting conditions in this region.

Risks Due to Legal and Regulatory Factors

We are subject to certain laws, litigation, regulatory matters and ethical standards, and compliance or our failure to comply with or adequately address developments as they arise could adversely affect our reputation and operations.

Our policies, procedures and practices and the technology we implement are designed to comply with applicable federal, state, local and foreign laws, tariffs, rules and regulations, including those imposed by federal, state and local jurisdictions, the SEC, consumer protection and other regulatory agencies, the marketplace, and foreign countries, as well as responsible business, social and environmental practices, all of which may change from time to time. Compliance with laws and regulations and/or significant legislative changes may cause our business to be adversely impacted, or even limit or restrict the activities of our business. In addition, if we fail to comply with applicable laws and regulations or implement responsible business, social, environmental and supply chain practices, we could be subject to damage to our reputation, class action lawsuits, regulatory investigations, legal and settlement costs, charges and payments, civil and criminal liability, increased cost of regulatory compliance, losing our ability to accept credit and debit card payments from our customers, restatements of our financial statements, disruption of our business and loss of customers. New and emerging privacy and data protection laws may increase compliance expenses and limit business opportunities and strategic initiatives, including customer engagement. Any required changes to our employment practices could result in the loss of employees, reduced sales, increased employment costs, low employee morale and harm to our business and results of operations. In addition, political and economic factors could lead to unfavorable changes in federal, state and foreign tax laws, which may affect our tax assets or liabilities and adversely affect our results of operations. We are also regularly involved in various litigation matters that arise in the ordinary course of business. Litigation or regulatory developments could adversely affect our business and financial condition.

Compliance with Section 404 of the Sarbanes-Oxley Act of 2002 requires management assessments of the effectiveness of our internal controls over financial reporting through documenting, testing, monitoring and enhancement of internal control over financial reporting. If we fail to implement or maintain adequate internal controls, we may not produce reliable financial reports or fail to prevent or detect financial fraud, which may adversely affect our financial position, investor confidence or our stock price.

Changes to accounting rules and regulations could affect our financial results or financial condition.

Accounting principles and related pronouncements, implementation guidelines and interpretations with regard to a wide variety of accounting matters that are relevant to our business, including, but not limited to, revenue recognition, merchandise inventories, leasing, impairment of long-lived assets and tax matters are highly complex and involve subjective assumptions, estimates and judgments. Changes in these rules and regulations, changes in our interpretation of the rules or regulations or changes in underlying assumptions, estimates or judgments could adversely affect our financial performance or financial position.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
(Registrant)

/s/ Ann Munson Steines
Ann Munson Steines
Executive Vice President,
General Counsel and Corporate Secretary

Date: April 8, 2020